                                                                                                       Exhibit 23.1

                                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Ball Corporation of our report dated January 24, 2001, relating to the financial statements included in Ball Corporation's Annual
Report on Form 10-K for the year ended December 31, 2000.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Denver, Colorado
August 10, 2001